UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
     [_]  Preliminary Proxy Statement
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [_]  Definitive Additional Materials
     [_]  Soliciting Material Pursuant to (S)240.14a-12


                            HERSHA HOSPITALITY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total Fee Paid:

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                            HERSHA HOSPITALITY TRUST

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2004

--------------------------------------------------------------------------------


To the shareholders of
HERSHA  HOSPITALITY  TRUST

     The annual meeting of the shareholders (the "Annual Meeting") of Hersha Hospitality Trust (the "Company"), will be held at the Hampton Inn Hotel at 501 West Edgar Road, Linden NJ on Thursday, May 27, 2004, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     (1) To elect Class I Trustees to serve until the Annual Meeting of shareholders in 2006;

     (2)  To  approve  the  Hersha  2004  Equity  Incentive  Plan;  and

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Only shareholders of the Company of record as of the close of business on March 31, 2004, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     There is enclosed, as a part of this Notice, a Proxy Statement that contains further information regarding the Annual Meeting and the nominees for election to the Board of Trustees of the Company.

     In order that your shares may be represented at the Annual Meeting, you are urged to promptly complete, sign, date and return the accompanying Proxy in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting in person, you may vote personally on all matters brought before the Annual Meeting even if you have previously returned your proxy.

                                   BY ORDER OF THE BOARD OF TRUSTEES


                                   Kiran P. Patel
                                   Secretary


148 Sheraton Drive
New Cumberland, Pennsylvania 17070
April 20, 2004

                            HERSHA HOSPITALITY TRUST

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004

                      ------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Trustees of Hersha Hospitality Trust (the "Company") for use at the annual meeting of shareholders to be held on May 27, 2004 ("Annual Meeting") and at any adjournments thereof. The mailing address of the principal executive offices of the Company is 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070. This Proxy Statement and the Proxy Form, Notice of Meeting and the Company's annual report to shareholders, all enclosed herewith, are first being mailed to the shareholders of the Company on or about April 20, 2004.

                                    THE PROXY

     The solicitation of proxies is being made primarily by the use of standard mail. The cost of preparing and mailing this Proxy Statement and accompanying material, and the cost of any supplementary solicitations, which may be made by mail, telephone or personally by employees of the Company, will be borne by the Company. The shareholder giving the proxy has the power to revoke it by delivering written notice of such revocation to the Secretary of the Company prior to the Annual Meeting or by attending the meeting and voting in person. The proxy will be voted as specified by the shareholder in the spaces provided on the Proxy Form or, if no specification is made, it will be voted for the election of all of the nominees as trustees. In voting by proxy in regard to the election of the trustees, shareholders may vote in favor of the nominees, withhold their votes as to the nominees or withhold their votes as to a specific nominee. In voting by proxy in regard to the Hersha 2004 Equity Incentive Plan, shareholders may vote in favor of or against the plan.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

     Each outstanding common share of beneficial interest, $.01 par value (a "Common Share"), is entitled to one vote. Cumulative voting is not permitted. Only shareholders of record at the close of business on March 31, 2004 will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. At the close of business on March 31, 2004, the Company had outstanding 13,571,665 Common Shares.

     No specific provisions of the Company's Declaration of Trust or Bylaws address the issue of abstentions or broker non-votes. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. However, brokers or nominees holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner with respect to voting on certain proposals. In such cases, absent specific voting instructions from the beneficial owner, the broker may not vote on these proposals. This results in what is known as a "broker non-vote." A "broker non-vote" has the effect of a negative vote when a majority of the shares outstanding and entitled to vote is required for approval of a proposal, and "broker non-votes" will not be counted as votes cast but will be counted for the purpose of determining the existence of a quorum. Because the election of trustees is a routine matter for which specific instructions from beneficial owners will not be required, no "broker non-votes" will arise in the context of the election of trustees. However, broker non-votes and abstentions will be equivalent to votes against the 2004 Equity Incentive Plan.

                         REPORTS OF BENEFICIAL OWNERSHIP

     Under federal securities laws, the Company's trustees and executive officers are required to report their ownership of Common Shares and any changes in ownership to the Securities and Exchange Commission (the "SEC"). These persons are also required by SEC regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports received by it, or written representations from certain reporting persons that no reports were required for those persons, the following reports required by
Section 16(a) of the Exchange Act during 2003 were not timely filed:

Trustee or Officer      Description
----------------------  -----------
Jay H. Shah             Mr. Jay Shah failed to file a Form 3 upon becoming President and Chief
(President and Chief    Operating Officer as of September 3, 2003.
Operating Officer)

K.D. Patel              Mr. K.D. Patel failed to timely file a Form 4 reporting his redemption for cash
(Trustee)               of 362,197 units of limited partnership in our operating partnership as of
                        October 22, 2003.  This Form 4 was filed on January 5, 2004.

Nayana Gandhi           Ms. Gandhi failed to file a Form 4 reporting her redemption for cash of
(former owner of more   281,148 units of limited partnership in our operating partnership as of October
than 10% of common      22, 2003.  As of that date, Ms. Gandhi no longer owns more than 10% of our
shares)                 outstanding common shares.


                OWNERSHIP OF THE COMPANY'S PRIORITY COMMON SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common shares by (i) each shareholder known by us to beneficially own more than five percent of our common shares, (ii) each of our trustees and executive officers, and (iii) all of our trustees and executive officers as a group, each as of March 18, 2004. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. The number of outstanding common shares at March 18, 2004 was 13,571,665. This table assumes that all limited partnership units held by such person or group of persons are redeemed for common shares or, in the case of CNL, exchanged for common shares. The total number of shares outstanding used in calculating the percentage assumes that none of the limited partnership units held by other persons are redeemed for common shares. Limited partnership units generally are not redeemable for common shares until at least one year following the issuance of such units.

                                                            NUMBER     PERCENT OF
NAME OF BENEFICIAL OWNER                                   OF SHARES     CLASS
------------------------                                   ---------  -----------
PERSONS BELIEVED TO OWN IN EXCESS OF 5% OF COMMON SHARES
CNL Hospitality Partners, L.P. (1)                         4,008,601       22.80%
  CNL Center at City Commons
  450 South Orange Avenue
  Orlando, Florida 32801-3336


                                        2

                                                            NUMBER     PERCENT OF
NAME OF BENEFICIAL OWNER                                   OF SHARES     CLASS
------------------------                                   ---------  -----------
Deutsche Bank AG and RREEF America, L.L.C.(2)              1,281,500        9.44%
  Taunusanlage 12, D-60325
  Frankfurt am Main
  Federal Republic of Germany
Security Capital Research & Management Incorporated (3)      831,300        6.13%
  11 South LaSalle Street, 2nd Floor,
  Chicago, Illinois 60603
Delaware Management Holdings(4)                              797,800        5.88%
  2005 Market Street
  Philadelphia PA 19103
K.G. Redding & Associates, LLC (5)                         1,645,100       12.12%
  One North Wacker Drive, Suite 4343
  Chicago, IL  60606-2841
OFFICERS AND TRUSTEES:
Hasu P. Shah(6)                                              243,837        1.76%
Neil H. Shah(6)                                              690,905        4.84%
Jay H. Shah(6)                                               742,719        5.19%
K.D. Patel(6)                                                282,393        2.04%
Kiran P. Patel(6)                                             46,969           *
David L. Desfor(7)                                            90,786           *
Ashish R. Parikh                                               2,500           *
John M. Sabin                                                    500           *
Thomas S. Capello                                              7,400           *
Donald J. Landry                                                   -           -
Michael A. Leven                                               2,500           *
William Lehr Jr.                                               1,610           *
Shreenathji Enterprises, Ltd.(6)(8)                           15,454           *
TOTAL FOR ALL OFFICERS AND TRUSTEES (12 PERSONS)(9):       2,127,573       13.46%

---------------
*    Less  than  1%
(1) Reflects information on a Schedule 13D filed by CNL Hospitality Partners, L.P., CNL Hospitality GP Corp., and CNL Hospitality Properties, Inc. on September 5, 2003. CNL has sole dispositive and voting power over all 4,008,601 shares, which consists of (a) 2,816,460 common shares issuable upon exchange of 190,266 Series A Preferred Partnership Units in our operating partnership and (b) 1,192,141 common shares issuable upon exchange of CNL's interest in our joint venture. CNL may only vote its shares to the extent they do not exceed 40% of the total issued and outstanding common shares.
(2)  Based solely on Amendment No. 1 to Schedule 13G filed on February 26, 2004.
(3)  Based  solely  on  Schedule  13G  filed  on  February  17,  2004.
(4)  Based  solely  on  Schedule  13G  filed  on  February  9,  2004.
(5)  Bases  solely  on  Schedule  13G  filed  on  January  14,  2004.
(6)  Represents  limited  partnership  units  owned  by  such  person.
(7) Represents 1,800 Common shares and 88,986 common limited participating units owned by Mr. Desfor.
(8) Shreenathji Enterprises, Ltd. ("SEL") is a limited partnership owned by Hasu P. Shah (12%), Kiran P. Patel (13%), Bharat C. Mehta (15%), Nayana Gandhi (15%), Kanti D. Patel (15%), Jay H. Shah (15%) and Neil H. Shah
     (15%). SEL acquired these Units in exchange for contributions of hotel properties to the Partnership
(9) Includes the limited partnership units owned by Shreenathji Enterprises, Ltd.

                    BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

Certain information regarding the Company's trustees and executive officers is set forth below.

Name                         Age  Position
---------------------------  ---  --------

Hasu P. Shah (Class II)       59  Chairman of the Board, Chief Executive Officer and Trustee
Jay H. Shah                   35  President and Chief Operating Officer
Ashish R. Parikh              34  Chief Financial Officer
Kiran P. Patel                54  Corporate Secretary
David L. Desfor               42  Treasurer
Neil H. Shah                  30  Director of Development and Acquisitions
K.D. Patel (Class II)         60  Trustee
John M. Sabin (Class II)      49  Independent Trustee
Michael A. Leven (Class II)   66  Independent Trustee
William Lehr, Jr. (Class I)   63  Independent Trustee
Thomas S. Capello (Class I)   60  Independent Trustee
Donald J. Landry (Class I)    54  Independent Trustee

                   PROPOSAL ONE - ELECTION OF CLASS I TRUSTEES

     The Company's Declaration of Trust divides the Board of Trustees into two classes. Each Trustee in Class II is serving a term expiring at the 2005 annual meeting of shareholders and each Trustee in Class I is serving a term expiring at the Annual Meeting. Generally, one full class of trustees is elected by the shareholders of the Company at each annual meeting. Each of the nominees presently is serving as a Class I Trustee.

     If any nominee becomes unavailable or unwilling to serve the Company as a Trustee for any reason, the persons named as proxies in the Proxy Form are expected to consult with management of the Company in voting the shares represented by them. The Board of Trustees has no reason to doubt the availability of any nominee, and each has indicated his willingness to serve as a trustee of the Company if elected.

     The Company's Bylaws provide that a shareholder of record both at the time of the giving of the required notice set forth in this sentence and at the time of the Annual Meeting entitled to vote at the Annual Meeting may nominate persons for election to the Board of Trustees by mailing written notice to the Secretary of the Company not less than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days, notice must be received not earlier than 90 days prior to the announcement of the annual meeting. The shareholder's notice must set forth (i) as to each person whom the shareholder proposes to nominate for election as a trustee, all information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Trustees; (ii) the consent of each nominee to serve as a trustee of the Company if so elected; (iii) the name and address of the shareholder and of each person to be nominated; and (iv) the number of each class of securities that are owned beneficially and of record by the shareholder.

     Assuming the presence of a quorum, the affirmative vote of a majority of the common shares represented at the meeting is required to elect each trustee. Cumulative voting is not permitted in the election of trustees. Consequently, each shareholder is entitled to one vote for each common share held in the shareholder's name. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for each of Messrs. Landry, Capello and Lehr as nominees for election as Class I Trustees. For purposes of the election of trustees, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. A nominee holding shares in street name may vote for the proposal without voting instructions from the beneficial owner.


                    NOMINEES FOR ELECTION AS CLASS I TRUSTEES
                            (TERMS EXPIRING IN 2006)

     DONALD J. LANDRY is president and owner of Top Ten, an independent hospitality industry consulting company. Mr. Landry has over thirty years of lodging and hospitality experience in a variety of leadership positions. Most recently, Mr. Landry was the Chief Executive Officer, President and Vice Chairman of Sunburst Hospitality Inc. Mr. Landry has also served as an executive officer for Choice Hotels International, Inc., Manor Care Hotel Division and Richfield Hotel Management. Mr. Landry currently serves on the corporate advisory boards of Unifocus and Campo Architects and numerous non-profit boards. Mr. Landry is a frequent guest lecturer at the Harvard Business School, Cornell University and University of New Orleans. Mr. Landry has served on the Board of Trustees since our 2001 annual meeting. Mr. Landry holds a Bachelor of Science from the University of New Orleans and was the University's Alumnus of the Year in 1999. Mr. Landry is a Certified Hotel Administrator.

     THOMAS S. CAPELLO is a Private Investor and a Consultant specializing in strategic planning, mergers and acquisitions. From 1988 to 1999, Mr. Capello was the President, Chief Executive Officer and Director of First Capitol Bank in York, Pennsylvania. From 1983 to 1988, Mr. Capello served as Vice President and Manager of the Loan Production Office of The First National Bank of Maryland. Prior to his service at The First National Bank of Maryland, Mr. Capello served as Vice President and Senior Regional Lending Officer at Commonwealth National Bank and worked at the Pennsylvania Development Credit Corporation. Mr. Capello is the Chairman of the York regional Board of Directors of Community Bank, Inc. Mr. Capello is an active member for the board of WITF, Martin Library, Motter Printing Company, and Eastern York Dollars for Scholars. Mr. Capello has served on the Board of Trustees since the our initial public offering in January 1999. Mr. Capello is a graduate of the Stonier Graduate School of Banking at Rutgers University and holds an undergraduate degree with a major in Economics from the Pennsylvania State University.

     WILLIAM LEHR, JR. retired from Hershey Foods Corporation in 1995. He had been Senior Vice President and Secretary of the Corporation, as well as its Treasurer. During a 28 year career with Hershey Foods, Mr. Lehr had a multitude of diverse responsibilities, including senior management, corporate governance, law, finance, human resources, and public affairs. Mr. Lehr is currently devoting his time to working with various nonprofit organizations in the following capacities. He is Chairman of the Board of Trustees of Lebanon Valley College; Chairman of the Board of the Greater Harrisburg Foundation as well as Chairman of the Capital Region's Early Childhood Training Institute; a director and Vice Chairman of Capital Blue Cross; a director and immediate past Chairman of Americans for the Arts and a director and immediate past President of the Susquehanna Art Museum. Mr. Lehr holds a Bachelor's degree in Business Administration from the University of Notre Dame, where he graduated cum laude, and a law degree from Georgetown University Law Center. Mr. Lehr is also a graduate of the Stanford Executive Program and successfully completed The Governing for Nonprofit Excellence Course at Harvard University's Graduate School of Business Administration.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH OF THE CLASS I TRUSTEE NOMINEES

                                CLASS II TRUSTEES

     HASU P. SHAH has been the Chairman of the Board and Chief Executive Officer since our inception in 1998. Mr. Shah is also the founder and CEO of the Hersha Group. Mr. Shah founded Hersha with the purchase of a single hotel in Harrisburg, Pennsylvania in 1984. In the last twenty years, Mr. Shah has developed, owned, or managed over fifty hotels across the Eastern United States and started affiliated businesses in general construction, purchasing, and hotel management. He has earned numerous awards including the Entrepreneur of the Year, the Creating a Voice award, and was recently named a Fellow of Penn State University. Mr. Shah and his wife, Hersha, are active members of the local community and remain involved with charitable initiatives in India as well. Mr. Shah has been an active Rotarian for nearly twenty years and continues to serve as a Trustee of several community service and spiritual organizations including Vraj Hindu Temple and the India Heritage Research Foundation. Mr. Shah received a Bachelors of Science degree in Chemical Engineering from Tennessee Technical University and obtained a Masters degree in Administration from Pennsylvania State University. Mr. Shah is also an alumnus of the Owner and President's Management program at Harvard Business School.

     MICHAEL A. LEVEN is the Chairman and Chief Executive Officer of US Franchise Systems, Inc. (USFS), which franchises the Microtel, Hawthorn Suites and Best Inns & Suites hotel brands. Prior to forming USFS in 1995, he was President of Holiday Inns Worldwide. During his five-year tenure, the new Holiday Inn Express brand grew from zero to 330 open hotels. From 1985 to 1990, Mr. Leven was President of Days Inn of America leading the company from reorganization of a regional chain to one of the largest brands in the world with over 1,000 units. Mr. Leven is a co-founder of the Asian American Hotel Owners Association (AAHOA) which now has over 7,000 members. Mr. Leven is a Trustee of The Marcus Foundations, serves on the Boards of the Marcus Institute and the Georgia Aquarium, and the United Jewish Communities. He has received honorary doctorate degrees from The Johnson & Wales University and The College of Hospitality and Tourism Management of Niagara University. Mr. Leven has served on our Board of Trustees since 2001. Mr. Leven holds a Bachelor of Arts from Tufts University and a Master of Science from Boston University.

     K.D. PATEL currently serves as the President of Hersha Hospitality Management, L.P., the lessee of 14 of our hotels and the manager of all our hotels. Mr. Patel has been a principal of the Hersha Group since 1989. Mr. Patel was previously employed by Dupont Electronics from 1973 to 1990. Mr. Patel is currently a Board member of the International Association of Holiday Inns and has been a member of the Board of Trustees of the regional chapter of the American Red Cross and the Advisory Board of Taneytown Bank and Trust. Mr. Patel has served on our Board of Trustees since our initial public offering in 1999. Mr. Patel received a Bachelor of Science degree in Mechanical Engineering from the M.S. University of India and earned a Professional Engineering License from the Commonwealth of Pennsylvania.

     JOHN M. SABIN is Chief Financial Officer, General Counsel and Secretary of NovaScreen Biosciences Corporation, a private bioinformatics and contract research biotech company. Prior to joining NovaScreen in 2000, he served as Chief Financial Officer of Hudson Hotels Corporation from 1998 to 1999. From 1997 to 1998, Mr. Sabin was with Vistana, Inc., a public vacation time-share company where he held positions of Senior Vice President, Treasurer and CFO. Previously, Mr. Sabin served as an executive with Choice Hotels International, Inc., Manor Care, Inc. and Marriott International, Inc. Mr. Sabin also serves on the Board of Competitive Technologies, Inc. Mr. Sabin joined the Board of Trustees on June 30, 2003.

                            OTHER EXECUTIVE OFFICERS

     JAY H. SHAH was named President and Chief Operating Officer of Hersha on September 3, 2003. Prior to his appointment, Mr. Shah was a principal in the law firm of Shah & Byler, LLP, which he founded in 1997, and managing director of the Hersha Group. Mr. Shah previously was a consultant with Coopers & Lybrand LLP, served the late Senator John Heinz on Capitol Hill, and was employed by the Philadelphia District Attorney's office and two Philadelphia-based law firms. Mr. Shah received a Bachelor of Science degree from the Cornell University School of Hotel Administration, a Masters degree from the Temple University School of Business Management and a Law degree from Temple University School of Law. Mr. Shah is the son of Hasu P. Shah, our Chairman and Chief Executive Officer.

     ASHISH R. PARIKH has been Chief Financial Officer of Hersha Hospitality Trust since 1999. Previously, Mr. Parikh was Assistant Vice President in the
Mergers and Acquisition Group for Fleet Financial Group where he developed valuable expertise in numerous forms of capital raising activities including leveraged buyouts, bank syndications and venture financing. Mr. Parikh has also been employed by Tyco International Ltd and Ernst & Young LLP. Mr. Parikh received his MBA from New York University and a BBA from the University of Massachusetts at Amherst. Mr. Parikh is a licensed Certified Public Accountant.

     KIRAN P. PATEL is our Secretary and has been a principal of the Hersha Group since 1993. Prior to Hersha, Mr. Patel was employed by AMP Incorporated (electrical component manufacturer), in Harrisburg, Pennsylvania. Mr. Patel serves on various Boards for community service organizations. Mr. Patel received a Bachelor of Science degree in Mechanical Engineering from M.S. University of India and obtained a Masters of Science degree in Industrial Engineering from the University of Texas in Arlington.

     DAVID L. DESFOR has served as Treasurer of Hersha since December 2002. Previously, Mr. Desfor has been a principal and comptroller of the Hersha Group since 1992. Mr. Desfor previously co-founded and served as President of a hotel management company focused on conference centers and full service hotels. Mr. Desfor earned his undergraduate degree from East Stroudsburg University in Hotel Administration.

     NEIL H. SHAH has served as our Director of Acquisitions & Development since May 2002 and had been a principal of the Hersha Group since 2000. Prior to joining Hersha, he served in senior management positions with the Advisory Board Company and the Corporate Executive Board. Mr. Shah graduated with honors from the University of Pennsylvania and the Wharton School with degrees in Management and Political Science. Mr. Shah earned his MBA from the Harvard Business School. Mr. Shah is the son of Hasu P. Shah, our Chairman and Chief Executive
Officer  and  brother of Jay H. Shah, our President and Chief Operating Officer.

                COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     Trustees' Meetings. Our business is under the general management of our Board of Trustees as provided by our Bylaws and the laws of Maryland. The Board of Trustees holds regular quarterly meetings during our fiscal year and holds additional meetings as needed in the ordinary course of business. The Board of Trustees held four meetings and eight conference calls during 2003. All trustees attended at least 75% of the aggregate of (i) the total number of the meetings of the Board of Trustees and (ii) the total number of meetings of all committees of the Board on which the trustee then served.

     We presently have an Audit Committee, Compensation Committee, Nominating Committee, Acquisition Committee and a Corporate Governance Committee of our Board of Trustees. We may, from time to time, form other committees as circumstances warrant. These committees have authority and responsibility as delegated by the Board of Trustees.

     Audit Committee. We have a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee consists of Messrs. Capello (Chairperson), Landry, Lehr and Sabin, all of whom are independent trustees defined in Section 121(A) of AMEX's listing standards. The Audit Committee is responsible for the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met five times during 2003 and discussed relevant topics regarding financial reporting and auditing procedures. The Audit Committee Charter adopted by our Board of Trustees was filed as an appendix to the Proxy Statement for the 2003 annual meeting.

     The Board of Trustees has determined that each of Mr. Capello and Mr. Sabin is an "audit committee financial expert" as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board of Trustees has determined that each of the members of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board of Trustees.

     For more information, please see "The Audit Committee Report" beginning on page 16.

     Compensation Committee. The Compensation Committee consists of Messrs. Leven (Chairperson), Sabin, Landry and Lehr, all of whom are independent trustees. The Compensation Committee determines compensation for our executive officers and administers our option plan. Because we only paid compensation to one officer in recent years, the Compensation Committee is typically able to address its business in only one meeting during the past years. The Compensation Committee met one time during 2003 and discussed relevant topics regarding compensation and established a formal compensation plan for all officers and trustees for 2004.

     Nominating Committee. The Nominating Committee consists of Messrs. Sabin (Chairperson), Capello and Leven. The Nominating Committee recommends candidates for election as trustees and in some cases the election of officers. The Nominating Committee met two times during 2003 as part of the full board's meetings and discussed relevant topics regarding trustee and officer nominations at the meetings of the Board of Trustees. Each of the members of the Nominating Committee is independent as defined in Section 121(A) of the AMEX Listing Standards. Our Board of Trustees has adopted a Charter for the Nominating
Committee,  which  is  available  on  our  website  at  www.hersha.com.

     Acquisition Committee. The Acquisition Committee consists of Messrs. Landry (Chairperson), Leven and Sabin. The Acquisition Committee establishes guidelines for acquisitions to be presented to the Board of Trustees and leads the Board in its review of potential acquisitions presented by management. The Acquisition Committee makes recommendations to the Board and senior management regarding acquisitions and ensures that proper due diligence is conducted on all properties. The Acquisition Committee was established in January 2004.

     Corporate Governance Committee. The Corporate Governance Committee consists of Messrs. Lehr (Chairperson), Capello and Landry. The Corporate Governance Committee develops and recommends to the Board of Trustees a set of Corporate Governance guidelines and annually reviews these guidelines, considers questions of possible conflicts of interest of Board members and executives and remains informed about existing and new corporate governance standards mandated by the SEC and American Stock Exchange as they apply to us. The Corporate Governance Committee was established in January 2004.

CORPORATE  GOVERNANCE  MATTERS

     The Board Nominating Process. Our Nominating Committee performs the functions of a nominating committee and will actively seek, identify and recommend to the Board individuals qualified to become Board members, consistent with any criteria approved by the Board, and establish such criteria based on factors it considers appropriate such as strength of character, maturity of judgment, independence, expertise in the hospitality industry, experience as a senior executive or with corporate strategy initiatives generally, diversity and the extent to which the candidate would fill a present need on the Board. The Nominating Committee Charter describes the Committee's responsibilities, including seeking, screening and recommending Board candidates for nomination by the Board of Trustee.

     The Nominating Committee evaluates all Trustee candidates. The Nominating Committee evaluates any candidate's qualifications to serve as a member of the Board based on the skills and characteristics of individual Board members as well as the composition of the Board as a whole. In addition, the Nominating

Committee will evaluate a candidate's independence and diversity, skills and experience in the context of the Board's needs.

     Trustee Candidate Recommendations and Nominations By Shareholders. The Nominating Committee Charter provides that the Committee will consider Board candidate recommendations by shareholders. Shareholders should submit any such recommendations for the Nominating Committee through the method described under "Communications With The Board of Trustees" below. In addition, in accordance with our Bylaws, any shareholder of record entitled to vote for the election of Trustees at the applicable meeting of shareholders may nominate persons for election to the Board of Trustees if such shareholder complies with the notice procedures set forth in the Bylaws and summarized above.

     Communications With The Board of Trustees. Shareholders may communicate with our Board of Trustees by writing to: Chairman of the Audit Committee, Hersha Hospitality Trust, 148 Sheraton Drive, New Cumberland, Pennsylvania 17070. Our Corporate Secretary will review each piece of correspondence to the Board and will forward all appropriate communications to the Audit Committee Chairman for review.

     Trustee Attendance At Annual Meeting. Our policy is that all Trustees should attend the annual meeting of the shareholders. All of our Trustees attended the 2003 annual meeting of shareholders.

                                 CODE OF ETHICS

     Our Board of Trustees has adopted a Code of Ethics that applies to our chief executive officer, chief financial officer, chief accounting officer, controller and other executive officers. The Code of Ethics will be posted on our Internet website, www.hersha.com, no later than the date on which the proxy for the 2004 annual meeting is mailed to shareholders. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from any provision of the Code of Ethics applicable to the our chief executive officer, chief financial officer, chief accounting officer or controller by posting such information on our Internet website.

                            COMPENSATION OF TRUSTEES

     In 2003, each independent and non-affiliated trustee was paid $10,000 per year and each affiliated trustee was paid $7,500 per year, payable in quarterly installments. In addition, we reimbursed all trustees for reasonable out-of-pocket expenses incurred in connection with their services on the Board of Trustees.

     In addition, we have adopted the Hersha Hospitality Trust Non-Employee Trustees' Option Plan (the "Trustees' Plan") to provide incentives to attract and retain independent trustees. The Trustees' Plan authorizes the issuance of up to 200,000 common chares. Options issued under the Trustees' Plan are exercisable for five years from the date of grant. The Trustees' Plan provides that in the event the common shares are converted or exchanged into or for any other securities, share grants and options will be granted in such other security. No options under the Trustees' Plan are outstanding as of March 18, 2004.
                             EXECUTIVE COMPENSATION

     Ashish R. Parikh, our Chief Financial Officer, was paid a salary of $90,000 by HHMLP. We have entered into an Administrative Services Agreement with HHMLP to provide accounting and securities reporting services. The terms of the agreement provide for a fee of $10,000 per property per year (prorated from the time of acquisition) for each hotel in our portfolio. A portion of these fees, charged by HHMLP, are allocated to the services of Mr. Parikh.

     No other officers have received any cash compensation from us for 2003, other than the Trustee's fees for those officers who are trustees.

     Since our inception, we have not paid compensation to our executive officers or other employees. However, beginning with the 2004 fiscal year, we have implemented a plan to compensate certain of our executive officers, and the

Compensation Committee will attempt to establish compensation that is customary in our industry. The following table summarizes the compensation paid or accrued for each of the years ended December 31, 2003, 2002 and 2001.

                             Annual Compensation     Long Term Compensation
                             -------------------     ----------------------
                                                                Securities
Name and                                           Restricted   Underlying    All Other
Principal Position           Year  Salary   Bonus  Share Award  Options/SAR  Compensation
---------------------------  ----  -------  -----  -----------  -----------  ------------

Hasu P. Shah                 2003
  Chairman and Chief         2002
  Executive Officer          2001

Jay H. Shah                  2003
  President and              2002
  Chief Operating Officer    2001

Ashish R. Parikh (1)         2003  $80,000
  Chief Financial Officer    2002   80,000
                             2001   55,000

Kiran P. Patel               2003
  Secretary                  2002
                             2001

David L. Desfor              2003
Treasurer                    2002
                             2001

Neil H. Shah                 2003
  Director of Acquisitions   2002
                             2001

-----------
(1) Of Mr. Parikh's $90,000 salary that is paid by the Lessee, $80,000 has been designated as related to the services provided per the terms of the Administrative Services Agreement between us and HHMLP. The terms of the agreement provide for a fee of $10,000 per property per year (prorated from the time of acquisition) for each hotel in our portfolio.

                                  OPTION GRANTS

     There were no option grants to any executive officers or employees during 2003.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES


                                            Number of Unexercised          Value of Unexercised
                                                  Options                 In-The Money Options at
                    Shares                  at Fiscal Year-End (1)          Fiscal Year-End (2)
                  Acquired by    Value   ----------------------------  ------------------------------
NAME               exercise    Realized   Exercisable  Unexercisable    Exercisable    Unexercisable
----------------  -----------  ---------  -----------  --------------  -------------  ---------------
                                               21,850               -
Hasu P. Shah                -  $       -            -               -  $      89,585  $             -
Jay H. Shah                 -  $       -            -               -  $           -  $             -
Ashish R. Parikh            -  $       -       20,864               -  $           -  $             -
Kiran P. Patel              -  $       -            -               -  $      85,542  $             -
David L. Desfor             -  $       -            -               -  $           -  $             -
Neil H. Shah                -  $       -                               $           -  $             -


---------------
(1)     Represents  the  number  of  shares  subject  to  outstanding  options.
(2)     Based  on a price of $10.10 per share, the closing price of our common shares on December 31,
2003.


                   COMMON SHARES ISSUABLE PURSUANT TO OPTIONS

The following table summarizes information with respect to equity compensation as of December 31, 2003:

                                   NUMBER OF SECURITIES
                                       TO BE ISSUED         WEIGHTED AVERAGE
                                     UPON EXERCISE OF      EXERCISE PRICE OF     NUMBER OF SECURITIES
                                   OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REMAINING AVAILABLE
                                   WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    FOR FUTURE ISSUANCE
                                   --------------------  ---------------------  --------------------
Equity compensation plans
     approved by security holders                75,714  $                6.00               166,000
Equity compensation plans
     not approved by security                         -                      -                     -
     holders
                                   --------------------  ---------------------  --------------------
Total                                            75,714  $                6.00               166,000
                                   ====================  =====================  ====================

After December 31, 2004, all outstanding options either expired unexercised or were exercised. As of January 26, 2004, no options or warrants to acquire our securities were outstanding.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In developing our portfolio since our initial public offering in 1999, we have entered into various transactions with our trustees, officers and entities controlled by them, including transactions relating to the leasing and managing of our hotels, acquisitions and dispositions of hotels, loans made by or for the benefit of us, and the purchase of goods and services. Certain of these transactions have been instrumental in the implementation of our business strategy and the growth of our portfolio. Although we have made certain efforts, described below, to ensure that these transactions were negotiated on an arms-length basis, we cannot assure you of this fact or that the terms of these transactions are as favorable to us as those we may have received from unaffiliated third parties. As a result of the growth in our portfolio, our current growth strategy and modifications to the REIT qualification rules, we have adopted certain policies with respect to transactions with our trustees, officers and entities controlled by them. The following is a summary of certain of these transactions, including a description of the transaction, the business purpose for the transaction and our current policy with respect to such a transaction.

PORTFOLIO  FORMATION  TRANSACTIONS  WITH  TRUSTEES  AND  OFFICERS

     In connection with our initial public offering in 1999, entities controlled by our officers and trustees contributed ten hotels to us in exchange for limited partnership units in our operating partnership. Since that time, we have continued to buy hotels from, and sell hotels to, entities controlled by our officers and trustees when a majority of our independent trustees has determined it was in our best interest to do so.

HOTEL  ACQUISITIONS

     We have not, and do not in the future intend to, undertake the risks of developing new hotels. However, since our initial public offering in 1999, we have been able to acquire newly-constructed or newly-renovated hotels from entities controlled by our officers or trustees. Of the 22 hotel properties purchased by us since our initial public offering, 13 were acquired from affiliates, 12 of which were newly-constructed or substantially renovated. In connection with our initial public offering, we entered into an Option Agreement with Hasu Shah, Jay Shah, Neil Shah, K.D. Patel, David Desfor, and Kiran Patel. Pursuant to this agreement, we had the option to purchase any hotels owned or developed by these individuals that was within fifteen miles of any of our hotels or any hotel subsequently acquired by us for two years after such acquisition or development. In September 2003, the parties to this agreement amended the Option Agreement so that (a) the right of first refusal now applies to all hotels owned or developed by the parties, regardless of proximity to our hotels, and (b) the right of first refusal applies to each party until one year after such party ceases to be an officer or trustee. This arrangement gives us access to a pipeline of newly-constructed and newly-renovated hotels, without bearing all the risks associated with development and renovation.

     As of September 2001, the Board of Trustees has elected to hire an independent accounting firm to review in advance all asset purchases and asset sales between us and related parties. The Board of Trustees will determine the scope of each review on a case-by-case basis. The independent third party accounting firm will review each acquisition or sale to determine if the terms of the transaction are in line with then-current market conditions as well as how the transaction impacts us. The accounting firm then will present its findings to the Board of Trustees to aid it in its evaluation of the terms of the transaction.

     The following table sets forth certain information with respect to all of the acquisitions from entities controlled by our officers or trustees since January 1, 2001.

      HOTEL              ACQUISITION DATE            AFFILIATED SELLERS                        PURCHASE PRICE
---------------------  ---------------------  ---------------------------------  ---------------------------------------

Hampton Inn, New       Acquired by our joint  Chelsea Grand East, LLC, in        28 million paid by a joint venture in
York,                  venture with CNL on    which Hasu Shah owns a 100%        which we own a one-third interest,
New York               August 29, 2003        interest.                          including $16.4 million in assumed
                                                                                 debt and $11.6 in cash.

Doubletree,            October 1, 2002        5544 JFK Associates, in which      11.5 million, including the assumption
Jamaica, New York                             Hasu Shah, Jay Shah, Neil Shah,    of $8.7 million of mortgage debt, the
(JFK Airport)                                 Kiran Patel, David Desfor, K.D     assumption of $1 million of related
                                              Patel and their immediate          party debt and $1.8 million of cash
                                              families collectively owned a
                                              86% interest

Mainstay Suites,       January 1, 2002        3044 Associates, in which Hasu     5.5 million, including the assumption
Frederick, Maryland                           Shah, Jay Shah, Neil Shah, Kiran   of $3.3 million of debt, the assumption
                                              Patel, David Desfor, K.D. Patel    of $0.8 million of related party debt and
                                              and their immediate families       $1.6 million of cash
                                              collectively owned a
                                              82% interest


                                       12

      HOTEL              ACQUISITION DATE            AFFILIATED SELLERS                        PURCHASE PRICE
---------------------  ---------------------  ---------------------------------  ---------------------------------------

Holiday Inn Express,   November 1, 2001       Metro Two Hotel, LLC, in which     8.5 million, including the assumption
Long Island City,                             Hasu Shah, Jay Shah, Kiran Patel   of $6.5 million of mortgage debt, $1.5
New York                                      and K.D. Patel and their           million of cash, and $0.5 million of
                                              immediate families collectively    common limited partnership units in
                                              owned a 88% interest               our operating partnership

Mainstay Suites and    August 1, 2001         3244 Associates, in which Hasu     9.4 million, including the assumption
Sleep Inn Hotel,                              Shah, Jay Shah, Kiran Patel and    of $6.8 million of mortgage debt, the
King of Prussia,                              K.D. Patel and their immediate     assumption of $1 million of related
Pennsylvania                                  families collectively owned a      party debt and $1.6 million of cash
                                              82% interest

HOTEL  ACQUISITION  REPRICING

     Each of these hotels was newly-developed or newly-renovated hotels that did not have an operating history on which we could base purchase price decisions. In buying these hotels we have utilized, a "re-pricing" methodology that, in effect, adjusts the initial purchase price for the hotel, one or two years after we initially purchase the hotel, based on the actual operating performance of the hotel during the previous twelve months.

     The initial purchase price for each of these hotels was based upon management's projections of the hotel's performance for one or two years following our purchase. The leases for these hotels provide for fixed initial rent for the one- or two-year adjustment period that provides us with a 12% annual yield on the initial purchase price, net of certain expenses. At the end of the one- or two-year period, we calculate an initial value for the hotel, based on the actual net income during the previous twelve months, net of certain expenses, such that it would have yielded a 12% return. We then apply the percentage rent formula to the hotel's historical revenues for the previous twelve months on a pro forma basis. If the pro forma percentage rent formula would not have yielded a pro forma annual return to us of 11.5% to 12.5% based on this calculated value, this value is adjusted either upward or downward to produce a pro forma return of either 11.5% or 12.5%, as applicable. If this final purchase price is higher than the initial purchase price, then the seller of the hotel will receive consideration in an amount equal to the increase in price. If the final purchase price is lower than the initial purchase price, then the sellers of the hotel will return to us consideration in an amount equal to the difference. Any purchase price adjustment will be made either in common limited partnership units in our operating partnership or cash as determined by our Board of Trustees. Any common limited partnership units issued by us or returned to us as a result of the purchase price adjustment will be based upon a value per unit approved by our Board of Trustees, including our independent trustees. The sellers are entitled to receive quarterly distributions on the common limited partnership units prior to the units being returned to us in connection with a downward purchase price adjustment. In addition, the sellers are not entitled to receive any retroactive distributions in connection with any upward purchase price adjustment.

     The five hotel purchases described in the table above are subject to future re-pricing. We originally purchased these hotels with anticipated repricing dates from December 31, 2002 to December 31, 2004. Due to the then-current operating environment, the ramp up and stabilization for these newly-built properties is expected to take longer than initially projected. As a result, effective January 1, 2003, we entered into an agreement with the sellers of these five hotels to extend the repricing periods for these hotels. At the same time, we amended the percentage leases with HHMLP for these hotels to extend the initial fixed rent period to coincide with the extension period of the repricing and to delay the transition to percentage rent. In addition, we have the right to sell each of these properties back to the entities that initially sold the hotels to us at the end of the applicable repricing period if adequate stabilization has not occurred during the repricing period for a price not less than the purchase price of the asset.

     We have also acquired hotels in the past where the purchase prices were subject to adjustment in a similar manner. On January 1, 2002, we issued an aggregate of 333,541 additional common limited partnership units to the sellers of the Holiday Inn Express & Suites, Harrisburg, the Hampton Inn, Danville and the Hampton Inn & Suites, Hershey, Pennsylvania in connection with the re-pricing of those hotels.

     In the future, we do not intend to use any re-pricing methodology in acquisitions from entities controlled by our officers and trustees.

DISPOSITIONS

     Since our initial public offering in 1999, we have sold a total of eight hotels, including four hotels sold back to entities controlled by our officers or trustees at the same price at which we acquired the hotels from those entities. All sales to these entities were in situations were we believed an independent buyer would demand seller financing, which we were not willing to provide. We do not intend to sell hotels to such entities in the future.

     Effective as of January 1, 2002, we sold the Sleep Inn, Coraopolis, Pennsylvania to 1944 Associates, an entity in which Hasu Shah, Jay Shah, Neil Shah, Kiran Patel, K.D. Patel and David Desfor have a 74% interest, for approximately $5.5 million, including the assumption of approximately $3.5 million in indebtedness, and redemption of 327,038 common limited partnership units valued at approximately $2.0 million. We initially purchased this property from this same entity as of October 1, 2000 for $5.5 million. The buyer is currently looking for a third party buyer. This sale was supported by an analysis of the property by an independent accounting firm and was approved by our independent trustees. We do not intend to sell hotels to our affiliates in the foreseeable future.

     On April 1, 2001, we sold the Best Western in Indiana, Pennsylvania back to the entity that sold us that property for $2.2 million (the same price at which we acquired that hotel), including the assumption of approximately $1.4 million in indebtedness. The acquiring entity was controlled by Hasu P. Shah, Jay H. Shah, Kiran P. Patel and K.D. Patel. This entity then sold the hotel on May 1, 2001 for approximately $2.2 million, including the assumption of approximately $1.4 million in indebtedness, $400,000 of cash, and seller financing in the amount of approximately $400,000. We did not sell this hotel directly to the independent buyer because we did not want to expose ourselves to the risks associated with carrying an unsecured or secondary mortgage.

     On November 1, 2001, we sold the Comfort Inn in McHenry, Maryland to the entity that sold the hotel to us for approximately $1.8 million (the same price at which we acquired that hotel), including the assumption of approximately $1.2 million in indebtedness. The acquiring entity was controlled by Hasu P. Shah, Jay H. Shah, Kiran P. Patel and K.D. Patel. This entity then sold the hotel on November 10, 2001 for approximately $2.0 million, including the assumption of approximately $1.2 million in indebtedness, $300,000 in cash and seller financing in the amount of approximately $500,000. We did not sell this hotel directly to the independent buyer because we did not want to expose ourselves to the risks associated with carrying an unsecured or secondary mortgage.

     On November 1, 2001, we sold the Comfort Inn Riverfront in Harrisburg, Pennsylvania back to the entity that sold the hotel to us for approximately $3.5 million (the same price at which we acquired that hotel), including the assumption of approximately $2.5 million in indebtedness. This entity was controlled by Hasu P. Shah, Jay H. Shah and Neil H. Shah, and then sold the hotel in April 2002 for approximately $3.6 million, including the assumption of approximately $2.8 million in indebtedness, $300,000 in cash and seller financing in the amount of approximately $500,000. We did not sell this hotel directly to the independent buyer because we did not want to expose ourselves to the risks associated with carrying an unsecured or secondary mortgage.

HOTEL  DEVELOPMENT  LOANS

     We have approved the lending of up to $10.0 million to entities owned in part by Hasu P. Shah, Jay H. Shah Kiran P. Patel, Neil H. Shah, David L. Desfor and K.D. Patel to construct hotels and related improvements on specific hotel projects. These loans are secured by unrecorded liens on the development projects and pledges of any limited partnership units in our operating partnership owned by persons or entities borrowing the funds. In addition to the option described above, we maintain the first right of refusal to purchase the hotel assets collateralized by these development loans. We have previously purchased three hotels that were developed using these funds. As of December 31, 2003, these affiliates owed us $5.8 million related to this borrowing. These affiliates have borrowed this money from us at interest rates ranging from 10% to 12% per annum. Interest income from these advances was $207,000 for the year ended December 31, 2002 and $636,000 for the year ended December 31, 2003. These loans were approved by our independent trustees. We intend to continue to use these loans to facilitate our acquisitions of newly-constructed hotels, consistent with our strategy of avoiding the risks associated with developing hotels directly but still maintaining an acquisition pipeline of newly-constructed and newly-renovated projects.

GUARANTEES

     As required due to the size of our company at the time of the loans, lenders required that Mr. Hasu P. Shah guarantee the indebtedness related to four of the hotels, and the bankruptcy of Mr. Shah would constitute a default under the related loan documents. Three of these four loans were paid in full with the proceeds of our equity offering in October 2003. We do not intend to allow officers or trustees to guarantee our loans in the future.

LOANS  FROM  SHREENATHJI  ENTERPRISES,  LTD.

     We borrowed funds from Shreenathji Enterprises, Ltd., a company owned by Hasu P. Shah (12%), Kiran P. Patel (13%), Bharat C. Mehta (15%), Nayana Ghandi (15%), Kanti D. Patel (15%), Jay H. Shah (15%) and Neil H. Shah (15%). No borrowings were outstanding from Shreenathji Enterprises, Ltd. as of December 31, 2003. The highest outstanding amount of borrowings from Shreenathji Enterprises since January 1, 2002 was approximately $1.0 million. Shreenathji Enterprises, Ltd. funded our loan with the proceeds from a loan it received from a third party financial institution which was secured by one of our properties. The third party financial institution required the loan to be made through Shreenathji Enterprises, Ltd. instead of us because it had a prior relationship with Shreenathji Enterprises, Ltd. We do not intend to borrow funds from related parties in the future.

LEASES  AND  MANAGEMENT  AGREEMENTS  WITH  HHMLP

     As of March 31, 2003, eight of our hotels are leased to HHMLP. Each percentage lease with HHMLP has an initial non-cancelable term of five years. All, but not less than all, of the percentage leases for these hotels may be extended for an additional five-year term at HHMLP's option. At the end of the first extended term, HHMLP, at its option, may extend some or all of the percentage leases for these hotels for an additional five-year term. Pursuant to the terms of the percentage leases, HHMLP is required to pay initial fixed rent, base rent or percentage rent and certain other additional charges and is entitled to all profits from the operations of the hotel after the payment of certain operating expenses. Total rent payments to us from HHMLP for 2003 and 2002 were $12.9 million and $11.4 million, respectively. For 2003 and 2002, HHMLP had net loss of $1.28 million and $0.67 million, respectively.

     As of March 31, 2003, fourteen of our hotels, each of which is leased to our wholly-owned TRS, are managed by HHMLP pursuant to management agreements. In addition, the hotel owned by our joint venture with CNL is managed by HHMLP pursuant to a management agreement. Total payments to HHMLP pursuant to these management agreements for 2003 were $142,000.

     The reason we do not operate our own hotels is that we are not permitted to do so by the REIT qualification rules. Furthermore, under the REIT qualification rules in effect prior to 2001, we were generally required to lease our hotels to a third party and as a result, we lease eight of our hotels to HHMLP. However, the REIT rules that prompted this structure were recently modified and the new rules permit a REIT to lease its hotels to a taxable REIT subsidiary, or TRS, provided that the TRS engages an eligible independent contractor to manage the hotels. Accordingly, since the time of the rule modification we have leased fourteen hotels to a wholly-owned TRS which pays us qualifying rents. We intend to eventually lease all our hotels to a TRS. As their leases expire, we will re-lease to our wholly-owned TRS the eight hotels currently leased to HHMLP. As of October 2003, HHMLP agreed to waive its rights to extend the lease terms of these eight hotels.

     The following table shows the expiration date of the leases for our eight hotels leased to HHMLP:

     Hampton Inn, Danville, PA                       September 1, 2004
     Holiday Inn Express and Suites, Harrisburg, PA  September 1, 2004
     Hampton Inn, Hershey, PA                        December 31, 2004
     Mainstay Suites, King of Prussia, PA            June 1, 2006
     Sleep Inn, King of Prussia, PA                  June 1, 2006
     Holiday Inn Express, Long Island City, NY       November 1, 2006
     Mainstay Suites, Frederick, MD                  December 31, 2006
     Doubletree, Jamaica, NY                         October 1, 2007

UNIT  REDEMPTION

     On October 22, 2003, K.D. Patel, a Trustee, redeemed 362,197 units of limited partnership interest in our operating partnership for $8.00 per unit in cash. After that redemption, Mr. K.D. Patel continued to own 282,393 units.

MISCELLANEOUS  SERVICES  PROVIDED  BY  AFFILIATED  ENTITIES

ADMINISTRATIVE  SERVICES  AGREEMENT  WITH  HHMLP

     We have entered into an Administrative Services Agreement with HHMLP for HHMLP to provide accounting and securities reporting services to us. The terms of the agreement provide for a fixed annual fee of $75,000 with an additional fee of $10,000 per property per year (pro-rated from the time of acquisition) for each hotel added to our portfolio. A portion of these fees, charged by HHMLP, are allocated to the services of Ashish Parikh, our CFO. For 2003 and 2002, we incurred administrative service fee expenses of $178,000 and $175,000, respectively. As of December 31, 2003 and December 31, 2002, we owed HHMLP $313,000 and $303,000, respectively for replacement FF&E reserve reimbursements. We believe that because of our current size it is more cost effective to outsource these services. We will reevaluate this policy as we continue to grow.

PAYMENTS  TO  SHAH  &  BYLER  LAW  FIRM

     We have paid to the law firm of Shah & Byler and its predecessor, Shah Ray & Byler, LLP, whose former senior partner, Jay H. Shah is now our President and Chief Operating Officer and is the son of Hasu P. Shah, legal fees aggregating $211,568 and $60,000 during 2003 and 2002, respectively. Mr. Shah has resigned from the law firm and relinquished all ownership and control of the firm. Mr. Shah will continue as counsel to the law firm and may receive compensation from the firm for prior client origination. We intend to continue to use the services of Shah & Byler.

PAYMENTS  TO  HERSHA  CONSTRUCTION  COMPANY

     HHMLP has engaged Hersha Construction Company, currently owned by Hasu P. Shah, Jay H. Shah, Neil Shah, Kiran P. Patel, K.D. Patel, David Desfor and other investors, from time to time to perform construction work related to the renovation of our hotel properties. For 2003 and 2002, HHMLP paid Hersha Construction Company $0, and $4,000, respectively. Hersha Construction Company is not HHMLP's only provider of these services and must bid with a number of unaffiliated providers for our business.

PAYMENTS  TO  HERSHA  HOTEL  SUPPLY  COMPANY

     HHMLP has purchased hotel supplies for our hotel properties from time to time from Hersha Hotel Supply Company, currently owned by Hasu P. Shah, Jay H. Shah, Neil Shah, Kiran P. Patel, K.D. Patel and other investors. For 2003 and 2002, HHMLP paid Hersha Hotel Supply Company $468,000 and $925,000, respectively. Hersha Hotel Supply Company is not HHMLP's only provider of hotel supplies and must bid with a number of unaffiliated suppliers for our business.

                           THE AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Trustees (the "Audit Committee") is composed of four independent trustees and operates under a written charter adopted by the Board of Trustees. The Audit Committee reviews audit fees and recommends to the Board of Trustees the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to report thereon to the Board of Trustees. In this context, the Audit Committee has met and held discussions with management and Reznick Fedder & Silverman, the Company's independent accountants for the 2003 fiscal year.

     Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Reznick Fedder & Silverman.

     The Audit Committee has discussed with Reznick Fedder & Silverman the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards), including the scope of the auditor's responsibilities, significant accounting adjustments and any disagreements with management.

     The Audit Committee also has received the written disclosures and the letter from Reznick Fedder & Silverman relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Reznick Fedder & Silverman that firm's independence from the Company.

     Based upon the Audit Committee's discussions with management and Reznick Fedder & Silverman and the Audit Committee's review of the representation of management and the report of Reznick Fedder & Silverman to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

     On April 20, 2004, the Board of Trustees, upon recommendation of the Audit Committee, engaged KPMG LLP to serve as the Company's independent accountants for the 2004 fiscal year. No person from Reznick Fedder & Silverman or KPMG will attend our annual meeting.

     Either the Audit Committee or its Chairman reviews with management and the independent accountants the results of the independent accountants' review of the unaudited financial statements that are included in the Company's quarterly reports on Form 10-Q. The Audit Committee also reviews the fees charged by the Company's independent accountants. During the fiscal year ended December 31, 2003, Reznick Fedder & Silverman billed the Company the fees set forth below in connection with services rendered by that firm to the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Hersha's principal independent accountant for fiscal years 1999 through 2002 was Moore Stephens, P.C. Hersha's principal independent accountant for the 2003 fiscal year was Reznick, Fedder & Silverman, P.C. KPMG LLP has been selected as Hersha's principal independent accountant for the 2004 fiscal year.

     We have provided below certain information with respect to each of Moore Stephens and Reznick Fedder & Silverman.

MOORE STEPHENS

     During the fiscal years ended December 31, 2002 and December 31, 2003, Moore Stephens billed us the fees set forth below in connection with services rendered by that firm.

     AUDIT FEES

     For professional services rendered by Moore Stephens for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings, Moore Stephens billed us fees in the aggregate amount of $78,500 during the 2002 fiscal year and $64,547 during the 2003 fiscal year.

     AUDIT RELATED FEES

     Moore Stephens did not render or charge us for any services related to the performance of the audit or review of the registrants financial statements and not reported under "Audit Fees" above during 2002 or 2003.

     TAX FEES

     Moore Stephens did not render or charge us for any services related to tax compliance, tax advice and tax planning matters during 2002 or 2003.

     ALL OTHER FEES

     For professional services other than those described above, Moore Stephens billed us fees in the aggregate amount of $12,200 during 2002 and $4,062 during 2003. There were no fees charged for services rendered in connection with the performance of internal audit procedures.

REZNICK FEDDER & SILVERMAN

     During the fiscal years ended December 31, 2002 and December 31, 2003, Reznick Fedder & Silverman billed us the fees set forth below in connection with services rendered by that firm.

     AUDIT FEES

     For professional services rendered by Reznick Fedder & Silverman for the audit of our annual financial statements, reviews of the financial statements included in the our Quarterly Reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings, Reznick Fedder & Silverman billed us no fees during the 2002 fiscal year and $40,000 during the 2003 fiscal year.

     AUDIT RELATED FEES

     Reznick Fedder & Silverman did not render or charge us for any services related to the performance of the audit or review of our financial statements and not reported under "Audit Fees" above during 2002 or 2003.

     TAX FEES

     For professional services rendered by Reznick Fedder & Silverman for tax compliance, tax advice and tax planning matters, Reznick Fedder & Silverman billed us fees in the aggregate amount of $26,506 during the 2002 fiscal year and $41,141 during the 2003 fiscal year. These tax services related to the preparation of our state and federal tax returns, Schedule 704C depreciation and allocation calculations and Section 1031 like kind exchange tax planning.

     ALL OTHER FEES

     For professional services other than those described above, Reznick Fedder & Silverman billed us fees in the aggregate amount of $8,000 during 2002 and $51,500 during 2003. These fees related to the performance of certain agreed upon procedures with respect to hotel properties we considered acquiring during the respective years and, in 2003, services related to our public equity offering. There were no fees charged for services rendered in connection with the performance of internal audit procedures.

PRE-APPROVAL POLICIES FOR PERMISSIBLE NON-AUDIT SERVICES

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor prior to engagement of the auditor for each such service. All of the non-audit services described above were approved by the audit committee in advance of the services being provided.

                              THE AUDIT COMMITTEE

                              Thomas S. Capello, Chairperson
                              Donald J. Landry
                              William Lehr, Jr.
                              John M. Sabin

April 20, 2004

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Shares for the period from January 26, 1999 (commencement of operations) through December 31, 2003, with the cumulative total shareholder return for the Standard and Poor's 500 Stock Index and the NAREIT Composite Index for the same period, assuming $100 is invested in the Priority Common Shares and each index and dividends are reinvested quarterly. The performance graph is not necessarily indicative of future investment performance.


                               [GRAPHIC  OMITED]

                        1/26/99 (1)  1999   2000   2001   2002   2003
                        -----------  -----  -----  -----  -----  -----
HERSHA                         100    94.5  115.8  130.2  153.2  227.5
S&P 500                        100   119.9  106.9   96.2   74.9   96.4
NAREIT COMPOSITE INDEX         100    93.5  117.7  136.0  143.1  198.1

(1)  The Company commenced operations on January 26, 1999.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

2003  DISMISSAL  OF  MOORE STEPHENS AND ENGAGEMENT OF REZNICK FEDDER & SILVERMAN

     Moore Stephens, P.C. has served as our auditors from our initial public offering through April 5, 2003. On that date, following the recommendation of the Audit Committee, the Board of Trustees dismissed Moore Stephens, P.C. as our independent auditors for the 2003 fiscal year and engaged Reznick Fedder & Silverman, CPAs, PC as independent auditors for the 2003 fiscal year.

     Moore Stephens' reports on the consolidated financial statements for each of the years ended December 31, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to certainty, audit scope or accounting principles.

     During the years ended December 31, 2002 and 2001 and through the date of dismissal, there were no disagreements with Moore Stephens on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Moore Stephens' satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

     During the years ended December 31, 2002 and 2001 and through the date of dismissal of Moore Stephens, we did not consult Reznick Fedder & Silverman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

     The dismissal of Moore Stephens, P.C. and the engagement of Reznick Fedder & Silverman, CPAs were first disclosed in a Periodic Report on Form 8-K filed on April 9, 2003, and the letter of Moore Stephens required by Item 304(a)(3) of Regulation S-K is attached as an exhibit thereto.

2004 DISMISSAL OF REZNICK FEDDER & SILVERMAN AND ENGAGEMENT OF KPMG

     On April 20, 2004, we dismissed our independent accountants for the 2003 fiscal year, Reznick Fedder & Silverman, CPAs, PC, and engaged as new independent accountants for the 2004 fiscal year, KPMG LLP, effective immediately. The determination to dismiss Reznick Fedder & Silverman and engage KPMG was approved by our Board of Trustees upon the recommendation of our Audit Committee. We engaged Reznick Fedder & Silverman on April 5, 2003, and they served as our accountants for one fiscal year.

     During our most recent fiscal year ended December 31, 2003, and the subsequent interim period through April 20, 2004, there were no disagreements between us and Reznick Fedder & Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Reznick Fedder & Silverman's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years and the subsequent interim period through April 20, 2004.

     The audit report of Reznick Fedder & Silverman on the consolidated financial statements of Hersha and its subsidiaries as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During our two most recent fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through April 20, 2004, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The dismissal of Reznick Fedder & Silverman and engagement of KPMG were first disclosed in a Periodic Report on Form 8-K filed on or about April 21, 2004, and the letter of Reznick Fedder & Silverman required by Item 304(a)(3) of Regulation S-K is attached as an exhibit thereto.


           PROPOSAL TWO -- APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

THE 2004 INCENTIVE PLAN

     We have established an incentive plan for the purpose of attracting and retaining our executive officers, employees, trustees and other persons and entities that provide services to us. The incentive plan authorizes the issuance of options to purchase common share and the grant of share awards, performance shares, share appreciation rights and incentive awards. The following summarizes the incentive plan. A complete copy of the incentive plan is attached hereto as Appendix A.

ADMINISTRATION

     Administration of the incentive plan is carried out by the Compensation Committee of the Board of Trustees. The Compensation Committee may delegate its authority under the incentive plan to one or more officers but it may not delegate its authority with respect to awards to individuals subject to Section 16 of the Exchange Act. As used in this summary, the term "administrator" means the Compensation Committee or its delegate.

ELIGIBILITY

     Our officers and employees and those of our operating partnership and other subsidiaries are eligible to participate in the incentive plan. Our trustees and other persons and entities that provide services to us are also eligible to participate in the incentive plan.

SHARE  AUTHORIZATION

     Up to 1,500,000 shares of common shares are available for issuance under the incentive plan. No more than 500,000 shares may be issued as share awards or in settlement of performance share grants. These limitations, and the terms of outstanding awards, will be adjusted as the Board of Trustees determines is appropriate in the event of a stock dividend, stock split, reclassification of shares or similar events.

AWARDS

     Options. The administrator will select the participants who are granted options and, consistent with the terms of the incentive plan, will prescribe the terms of each option. The option price cannot be less than the shares' fair market value on the date the option is granted. The option price may be paid in cash or, with the administrator's consent, by surrendering common shares, or by a combination of cash and common shares. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years. Options generally will be nontransferable except in the event of the participant's death but the administrator may allow the transfer of options to members of the participant's immediate family, a family trust or a family partnership.

     No participant may be granted incentive stock options that are first exercisable in a calendar year for common shares having a total fair market value (determined as of the option grant), exceeding $100,000. In addition, no participant may be granted options in any calendar year for more than 75,000 shares.

     Stock Awards. The administrator also will select the participants who are granted stock awards and, consistent with the terms of the incentive plan, will establish the terms of each stock award. A stock award may be subject to vesting requirements or transfer restrictions or both as determined by the administrator. Those conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. The objectives may also be based on performance goals that are stated with reference to funds from operations, adjusted funds from operations, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common shares, appreciation in value of the common shares, revenue per available room, peer shareholder returns or other financial measures that the administrator may designate. No participant may be granted stock awards in any calendar year for more than 25,000 shares.

     Performance Shares. The incentive plan also authorizes the grant of performance shares, i.e., the right to receive a future payment, based on the value of the common shares, if certain conditions are met. The administrator will select the participants who are granted performance share awards and will establish the terms of each award. The conditions established for earning a performance share award may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. The objectives may be based on performance goals that are stated with reference to funds from operations, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common shares, appreciation in value of the common shares, peer shareholder returns, increases in revenue per available room, or other financial measures that the administrator may designate. The period in which a performance share award may be earned will be at least three years except that the period will be at least one year in the case of an award that is subject to requirements based on one or more of the foregoing performance criteria. To the extent that a performance award is earned, it may be settled in cash, by the issuance of common stock or a combination of cash and common shares. No participant may be granted more than 25,000 performance shares in any calendar year.

     Stock Appreciation Rights. The administrator also will select the participants who receive stock appreciation rights under the incentive plan. A stock appreciation right entitles the participant to receive a payment of up to the amount by which the fair market value of a common share on the date of exercise exceeds the fair market value of a common share on the date the stock appreciation right was granted. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. The amount payable upon the exercise of a stock appreciation right may be settled in cash, by the issuance of common shares or a combination of cash and common shares. No participant may be granted more than 75,000 stock appreciation rights in any calendar year.

     Incentive Awards. The incentive plan also permits the grant of incentive awards to participants selected by the administrator. An incentive award is a cash bonus that is payable if certain objectives are achieved. The objectives will be prescribed by the administrator and will be stated with reference to performance criteria described above. The period in which performance is measured will be at least one year. No participant may be granted incentive awards in any calendar year that exceed the lesser of (i) 50% of the participant's base salary (prior to any salary reduction or deferral election) as of the date of grant or (ii) $100,000.

FEDERAL TAX CONSEQUENCES

     Counsel has advised us regarding the federal income tax consequences of the incentive plan. No income is recognized by a participant at the time an option or SAR is granted. If the option is an ISO, no income will be recognized upon the participant's exercise of the option. Income is recognized by a participant when he disposes of shares acquired under an ISO. The exercise of a nonqualified stock option or SAR generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares' fair market value and the option price or the amount paid in settlement of the SAR.

     Income is recognized on account of the grant of a stock award when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the participant recognizes income equal to the fair market value of the common stock.

     No income is recognized upon the grant of a performance share award or an incentive award. Income will be recognized on the date that payment is made under the performance share award or incentive award.

     The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR or the vesting of a stock award or the settlement of a performance share award or an incentive award. The amount of the deduction is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of certain dispositions of ISO stock.

AMENDMENT AND TERMINATION

     No awards may be granted under the incentive plan after December 31, 2013. The Board of Trustees may amend or terminate the incentive plan at any time, but an amendment will not become effective without the approval of our shareholders if it increases the number of common shares that may be issued under the incentive plan (other than changes to reflect certain corporate transactions and changes in capitalization), materially modifies the requirements for eligibility to participate in the incentive plan or provides for option repricing. No amendment or termination of the incentive plan will affect a participant's rights under outstanding awards without the participant's consent.

CHANGE IN CONTROL

     The incentive plan provides that each outstanding option and stock appreciation right will become fully exercisable, each outstanding stock award will become vested and transferable and outstanding performance shares and incentive awards will be earned if there is a Change in Control. Under the incentive plan, the term "change in control" is generally defined to include (1) the acquisition of at least 40% of our voting securities by any person; (2) the transfer of at least 50% of the company's total assets; (3) a merger, consolidation or statutory share exchange regardless of whether the company is intended to be the surviving or resulting entity; (4) the Continuing Trustees cease to constitute a majority of the Board; (5) stockholder approval of a liquidation or dissolution of our company or (6) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any transaction or event, a change in control has effectively occurred.

VOTE REQUIRED

     The incentive plan must be approved by the holders of a majority of the total votes cast on the incentive plan at the annual meeting, provided that a quorum is present at such meeting, in person or by proxy. An abstention from voting has the same legal effect as a vote "against" the proposal. If a shareholder holds shares in a broker's account and has given specific voting instructions, the shares will be voted in accordance with those instructions. If no voting instructions are given, the shareholder's shares will not be voted with respect to the proposal and will not be counted in determining the number of shares entitled to vote on the incentive plan.

  THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2004
                             EQUITY INCENTIVE PLAN.

                        PROPOSALS FOR 2005 ANNUAL MEETING

     Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must present such proposal to the Company at its principal office in New Cumberland, Pennsylvania not later than December 10, 2004, in order for the proposal to be considered for inclusion in the Company's proxy statement. The Company anticipates holding the 2005 annual meeting on May 26, 2005. We will not consider proposals received after December 10, 2004 for inclusion in our proxy materials for our 2005 Annual Meeting of Shareholders.

     The Company's bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, the shareholder must give timely notice in writing not later than 120 days prior to the first anniversary of the preceding year's annual meeting. As to each matter, the notice shall contain (i) a brief description of the business desired to be brought before the meeting and the reasons for addressing it at the annual meeting; (ii) any material interest of the shareholder in such business; (iii) the name and address of the shareholder; and (iv) the number of each class of securities that are owned beneficially and of record by the shareholder.

                                  OTHER MATTERS

     The Board of Trustees knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
     The Company will furnish to each beneficial owner of Common Shares entitled to vote at the Annual Meeting, upon written request to Ashish Parikh, the Company's Chief Financial Officer, at 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070, Telephone (717) 770-2405, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and financial statement schedules filed by the Company with the SEC.

                                         BY ORDER OF THE BOARD OF TRUSTEES


                                         KIRAN P. PATEL
                                         Secretary

April 20, 2004

                                   APPENDIX A


                            HERSHA HOSPITALITY TRUST

                           2004 EQUITY INCENTIVE PLAN

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN


                                TABLE OF CONTENTS
                              -------------------

Section                                                             Page
-------                                                             ----

ARTICLE I     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . 1

1.01.         Acquiring Person  . . . . . . . . . . . . . . . . . . . 1
1.02.         Administrator . . . . . . . . . . . . . . . . . . . . . 1
1.03.         Affiliate . . . . . . . . . . . . . . . . . . . . . . . 1
1.04.         Agreement . . . . . . . . . . . . . . . . . . . . . . . 1
1.05.         Associate . . . . . . . . . . . . . . . . . . . . . . . 1
1.06.         Board . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.07.         Change in Control . . . . . . . . . . . . . . . . . . . 1
1.08.         Code  . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.09.         Committee . . . . . . . . . . . . . . . . . . . . . . . 2
1.10.         Common Stock  . . . . . . . . . . . . . . . . . . . . . 2
1.11.         Company . . . . . . . . . . . . . . . . . . . . . . . . 2
1.12.         Continuing Trustee  . . . . . . . . . . . . . . . . . . 2
1.13.         Control Affiliate . . . . . . . . . . . . . . . . . . . 2
1.14.         Control Change Date . . . . . . . . . . . . . . . . . . 2
1.15.         Corresponding SAR . . . . . . . . . . . . . . . . . . . 2
1.16.         Exchange Act. . . . . . . . . . . . . . . . . . . . . . 2
1.17.         Fair Market Value . . . . . . . . . . . . . . . . . . . 2
1.18.         Incentive Award . . . . . . . . . . . . . . . . . . . . 3
1.19.         Initial Value . . . . . . . . . . . . . . . . . . . . . 3
1.20.         Option  . . . . . . . . . . . . . . . . . . . . . . . . 3
1.21.         Participant . . . . . . . . . . . . . . . . . . . . . . 3
1.22.         Performance Shares. . . . . . . . . . . . . . . . . . . 3
1.23.         Person  . . . . . . . . . . . . . . . . . . . . . . . . 3
1.24.         Plan  . . . . . . . . . . . . . . . . . . . . . . . . . 3
1.25.         Related Entity  . . . . . . . . . . . . . . . . . . . . 3
1.26.         SAR . . . . . . . . . . . . . . . . . . . . . . . . . . 4
1.27.         Stock Award . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE II    PURPOSES. . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE III   ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . 1

ARTICLE IV    ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE V     COMMON STOCK SUBJECT TO PLAN  . . . . . . . . . . . . . 1

5.01.         Common Stock Issued . . . . . . . . . . . . . . . . . . 1
5.02.         Aggregate Limit . . . . . . . . . . . . . . . . . . . . 2
5.03.         Reallocation of Shares  . . . . . . . . . . . . . . . . 2

ARTICLE VI    OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . 2

6.01.         Award . . . . . . . . . . . . . . . . . . . . . . . . . 2
6.02.         Option Price  . . . . . . . . . . . . . . . . . . . . . 2
6.03.         Maximum Option Period . . . . . . . . . . . . . . . . . 3
6.04.         Nontransferability. . . . . . . . . . . . . . . . . . . 3
6.05.         Transferable Options  . . . . . . . . . . . . . . . . . 3


                                      -i-

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

6.06.         Employment or Service . . . . . . . . . . . . . . . . . 3
6.07.         Exercise. . . . . . . . . . . . . . . . . . . . . . . . 3
6.08.         Payment . . . . . . . . . . . . . . . . . . . . . . . . 3
6.09.         Change in Control . . . . . . . . . . . . . . . . . . . 4
6.10.         Shareholder Rights  . . . . . . . . . . . . . . . . . . 4
6.11.         Disposition of Shares . . . . . . . . . . . . . . . . . 4

ARTICLE VII   SARS  . . . . . . . . . . . . . . . . . . . . . . . . . 4

7.01.         Award . . . . . . . . . . . . . . . . . . . . . . . . . 4
7.02.         Maximum SAR Period  . . . . . . . . . . . . . . . . . . 4
7.03.         Nontransferability  . . . . . . . . . . . . . . . . . . 4
7.04.         Transferable SARs . . . . . . . . . . . . . . . . . . . 5
7.05.         Exercise  . . . . . . . . . . . . . . . . . . . . . . . 5
7.06.         Change in Control . . . . . . . . . . . . . . . . . . . 5
7.07.         Employment or Service . . . . . . . . . . . . . . . . . 5
7.08.         Settlement  . . . . . . . . . . . . . . . . . . . . . . 5
7.09.         Shareholder Rights  . . . . . . . . . . . . . . . . . . 5

ARTICLE VIII  STOCK AWARDS  . . . . . . . . . . . . . . . . . . . . . 6

8.01.         Award . . . . . . . . . . . . . . . . . . . . . . . . . 6
8.02.         Vesting . . . . . . . . . . . . . . . . . . . . . . . . 6
8.03.         Performance Objectives  . . . . . . . . . . . . . . . . 6
8.04.         Employment or Service . . . . . . . . . . . . . . . . . 6
8.05.         Change in Control . . . . . . . . . . . . . . . . . . . 6
8.06.         Shareholder Rights  . . . . . . . . . . . . . . . . . . 6

ARTICLE IX    PERFORMANCE SHARE AWARDS  . . . . . . . . . . . . . . . 7

9.01.         Award . . . . . . . . . . . . . . . . . . . . . . . . . 7
9.02.         Earning the Award . . . . . . . . . . . . . . . . . . . 7
9.03.         Payment . . . . . . . . . . . . . . . . . . . . . . . . 7
9.04.         Shareholder Rights  . . . . . . . . . . . . . . . . . . 7
9.05.         Nontransferability  . . . . . . . . . . . . . . . . . . 7
9.06.         Transferable Performance Shares . . . . . . . . . . . . 7
9.07.         Employment or Service . . . . . . . . . . . . . . . . . 8
9.08.         Change in Control . . . . . . . . . . . . . . . . . . . 8

ARTICLE X     INCENTIVE AWARDS  . . . . . . . . . . . . . . . . . . . 8

10.01.        Award . . . . . . . . . . . . . . . . . . . . . . . . . 8
10.02.        Terms and Conditions  . . . . . . . . . . . . . . . . . 8
10.03.        Nontransferability  . . . . . . . . . . . . . . . . . . 8
10.04.        Transferable Incentive Awards . . . . . . . . . . . . . 8
10.05.        Employment or Service . . . . . . . . . . . . . . . . . 9
10.06.        Change in Control . . . . . . . . . . . . . . . . . . . 9
10.07.        Shareholder Rights  . . . . . . . . . . . . . . . . . . 9

ARTICLE XI    LIMITATION ON BENEFITS  . . . . . . . . . . . . . . . . 9

ARTICLE XII   ADJUSTMENT UPON CHANGE IN COMMON STOCK . . . . . . . . 10


                                      -ii-

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

ARTICLE XIII  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES. 11

ARTICLE XIV   GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . 11

14.01.        Effect on Employment and Service . . . . . . . . . . . 11
14.02.        Unfunded Plan  . . . . . . . . . . . . . . . . . . . . 11
14.03.        Rules of Construction  . . . . . . . . . . . . . . . . 11

ARTICLE XV    AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XVI   DURATION OF PLAN . . . . . . . . . . . . . . . . . . . 12

ARTICLE XVII  EFFECTIVE DATE OF PLAN . . . . . . . . . . . . . . . . 12

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

1.01.     ACQUIRING  PERSON
          -----------------

          Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing at least forty percent (40%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

1.02.     ADMINISTRATOR
          -------------

          Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.     AFFILIATE
          ---------

          Affiliate means any "subsidiary" or "parent" corporation (as such terms are defined in Section 424 of the Code) of the Company.

1.04.     AGREEMENT
          ---------

          Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

1.05.     ASSOCIATE
          ---------

          Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.     BOARD
          -----

          Board  means  the  Board  of  Trustees  of  the  Company.

1.07.     CHANGE  IN  CONTROL
          -------------------

          Change in Control means (i) a Person is or becomes an Acquiring Person; (ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% (fifty percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction;
(iv) the Continuing Trustees cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of the Company has effectively

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

1.08.     CODE
          ----

          Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.     COMMITTEE
          ---------

          Committee  means  the  Compensation  Committee  of  the  Board.

1.10.     COMMON  STOCK
          -------------

          Common Stock means the Priority Class A common shares of beneficial interest of the Company, par value $0.01 per share.

1.11.     COMPANY
          -------

          Company means Hersha Hospitality Trust, a Maryland real estate investment trust.

1.12.     CONTINUING  TRUSTEE
          -------------------

          Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board on the effective date of the Plan or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

1.13.     CONTROL  AFFILIATE
          ------------------

          Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.14.     CONTROL  CHANGE  DATE
          ---------------------

          Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.15.     CORRESPONDING  SAR
          ------------------

          Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16.     EXCHANGE  ACT
          -------------

          Exchange  Act  means  the Securities Exchange Act of 1934, as amended.

1.17.     FAIR  MARKET  VALUE
          -------------------

          Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock on the American Stock Exchange. If, on any given date, no share of Common Stock is traded on the American Stock Exchange, then Fair Market Value shall be determined with reference to the next preceding day that the Common Stock was so traded.

1.18.     INCENTIVE  AWARD
          ----------------

          Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

1.19.     INITIAL  VALUE
          --------------

          Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the Fair Market Value of one share of Common stock on the date of grant.

1.20.     OPTION
          ------

          Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.21.     PARTICIPANT
          -----------

          Participant means an employee of the Company or an Affiliate, a member of the Board, or a person or entity that provides services to the Company or an Affiliate and who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, an Incentive Award or a combination thereof.

1.22.     PERFORMANCE  SHARES
          -------------------

          Performance Shares means an award, in the amount determined by the Administrator, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a cash payment or shares of Common Stock or a combination thereof.

1.23.     PERSON
          ------

          Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, and any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a "Person".

1.24.     PLAN
          ----

          Plan  means  the  Hersha Hospitality Trust 2004 Equity Incentive Plan.

1.25.     RELATED  ENTITY
          ---------------

          Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

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                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

1.26.     SAR
          ---

          SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.27.     STOCK  AWARD
          ------------

          Stock Award means shares of Common Stock awarded to a Participant under Article VIII.

                                   ARTICLE II
                                    PURPOSES
                                    --------

     The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Shares and Incentive Awards in accordance with the Plan and procedures that may be established by the Administrator. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Performance Shares, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Administrator may, in its discretion accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or award of Performance Shares may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation.

                                   ARTICLE IV
                                  ELIGIBILITY
                                  -----------

     Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), any member of the Board and any person or entity that provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.

                                    ARTICLE V
                          COMMON STOCK SUBJECT TO PLAN
                          -----------------------------

5.01.     COMMON  STOCK  ISSUED
          ---------------------

          Upon the award of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.     AGGREGATE  LIMIT
          ----------------

          The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Performance Shares is 1,500,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan as Stock Awards and in settlement of Performance Shares is 500,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan and the maximum number of shares of Common Stock that may be issued as Stock Awards and in settlement of Performance Shares shall be subject to adjustment as provided in Article XII.

5.03.     REALLOCATION  OF  SHARES
          ------------------------

          If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with shares of Common Stock, the number of shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with shares of Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares, and Stock Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with shares of Common Stock, the number of shares allocated to the Performance Share award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan.

                                   ARTICLE VI
                                     OPTIONS
                                     -------

6.01.     AWARD
          -----

          In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 75,000 shares.

6.02.     OPTION  PRICE
          -------------

          The price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

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                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

6.03.     MAXIMUM  OPTION  PERIOD
          -----------------------

          The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

6.04.     NONTRANSFERABILITY
          ------------------

          Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.     TRANSFERABLE  OPTIONS
          ---------------------

          Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.     EMPLOYMENT  OR  SERVICE
          -----------------------

          For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.     EXERCISE
          --------

          Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable
Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.     PAYMENT
          -------

          Subject to rules established by the Administrator and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Administrator, or with shares of

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

Common Stock. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.     CHANGE  IN  CONTROL
          -------------------

          Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

6.10.     SHAREHOLDER  RIGHTS
          -------------------

          No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.     DISPOSITION  OF  SHARES
          -----------------------

          A Participant shall notify the Company of any sale or other disposition of shares acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII
                                      SARS
                                      ----

7.01.     AWARD
          -----

          In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 75,000 shares of Common Stock. For purposes of Section 6.01 and the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.     MAXIMUM  SAR  PERIOD
          --------------------

          The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive stock option shall have a term of more than ten years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an incentive stock option may provide that it has a term that is less than such maximum period.

7.03.     NONTRANSFERABILITY
          ------------------

          Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

7.04.     TRANSFERABLE  SARS
          ------------------

          Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.     EXERCISE
          --------

          Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.     CHANGE  IN  CONTROL
          -------------------

          Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date.

7.07.     EMPLOYMENT  OR  SERVICE
          -----------------------

          If the terms of any SAR provide that it may be exercised only during employment or continued service within a specified period of time after termination of employment or continued service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

7.08.     SETTLEMENT
          ----------

          At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.     SHAREHOLDER  RIGHTS
          -------------------

          No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

                                  ARTICLE VIII
                                  STOCK AWARDS
                                  ------------


8.01.     AWARD
          -----

          In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 25,000 shares.

8.02.     VESTING
          -------

          The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that Participant's rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the performance criteria listed in Section 8.03. If the Committee prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one of more of the following criteria, the shares subject to the Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objective have been achieved.

8.03.     PERFORMANCE  OBJECTIVES
          -----------------------

          In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or a business unit's funds from operations, adjusted funds from operations, return on equity, total earnings, earnings per share, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, peer shareholder returns, revenue per available room, or such other measures as may be selected by the Administrator.

8.04.     EMPLOYMENT  OR  SERVICE
          -----------------------

          In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.05.     CHANGE  IN  CONTROL
          -------------------

          Sections 8.02, 8.03 and 8.04 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable on and after a Control Change Date.

8.06.     SHAREHOLDER  RIGHTS
          -------------------

          Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

                                   ARTICLE IX
                            PERFORMANCE SHARE AWARDS
                            ------------------------

9.01.     AWARD
          -----

          In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 25,000 shares of Common Stock.

9.02.     EARNING  THE  AWARD
          -------------------

          The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least three years from the date of the award; provided, however, that the performance measurement period shall be at least one year from the date of the award if the payment pursuant to the Performance Share award is contingent upon the attainment of objectives stated with respect to performance criteria listed in the following sentence. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations, adjusted funds from operations, peer shareholder returns, revenue per available room, or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.     PAYMENT
          -------

          In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of shares of Common Stock, or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.     SHAREHOLDER  RIGHTS
          -------------------

          No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled in shares of Common Stock. After an award of Performance Shares is earned and settled in shares, a Participant will have all the rights of a shareholder as described in Section 8.06.

9.05.     NONTRANSFERABILITY
          ------------------

          Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.     TRANSFERABLE  PERFORMANCE  SHARES
          ---------------------------------

          Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the

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                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.     EMPLOYMENT  OR  SERVICE
          -----------------------

          In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.     CHANGE  IN  CONTROL
          -------------------

          Sections 9.02 to the contrary notwithstanding, on and after a Control Change Date, each outstanding Performance Share award shall be earned as of a Control Change Date. To the extent the Agreement provides that the Performance Share award will be settled with shares of Common Stock, such shares shall be nonforfeitable and transferable as of the Control Change Date.

                                    ARTICLE X
                                INCENTIVE AWARDS
                                ----------------

10.01.     AWARD
           -----

          The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) fifty percent (50%) of the Participant's base salary (prior to any salary reduction or deferral election) as of the date the Incentive Award was granted or (ii) $100,000.

10.02.     TERMS  AND  CONDITIONS
           ----------------------

          The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award. The performance objectives may be stated with respect to the Company's, an Affiliate's or a business unit's return on equity, total earnings, earnings growth, return on capital, Fair Market Value, Common Stock price appreciation, funds from operations, adjusted funds from operations, peer shareholder returns, revenue per available room, or such other measures as may be selected by the Administrator. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

10.03.     NONTRANSFERABILITY
           ------------------

          Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.04.     TRANSFERABLE  INCENTIVE  AWARDS
           -------------------------------

          Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.05.     EMPLOYMENT  OR  SERVICE
           -----------------------

          If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.06.     CHANGE  IN  CONTROL
           -------------------

          Section 10.02 to the contrary notwithstanding, any Incentive Award shall be earned in its entirety as of a Control Change Date.

10.07.     SHAREHOLDER  RIGHTS
           -------------------

          No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                   ARTICLE XI
                             LIMITATION ON BENEFITS
                             ----------------------

     The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as "Payments"), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Article XI, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

     The  Accounting  Firm  will  first  determine  the  amount of any Parachute
Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant's total Parachute Payments.

     The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

     The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

     As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this
Article XI, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Article XI ("Overpayments"), or that additional amounts should be paid or distributed to the Participant under this Article XI ("Underpayments"). If the Accounting Firm

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a loan ab initio that the Participant must repay to the Company together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

     For purposes of this Article XI, the term "Accounting Firm" means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XI, the term "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Article XI, the term "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

     Notwithstanding any other provision of this Article XI, the limitations and provisions of this Article XI shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Code Section 4999.

                                   ARTICLE XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
                     --------------------------------------

     The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards, and SARs; and the per individual limitations on the number of shares of Common Stock for which Options, SARs, Performance Shares, and Stock Awards may be granted shall be adjusted as the Board shall determine to be equitably required in the event that (i) the Company
(a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article
XII  by  the  Board  shall  be  final  and  conclusive.

     The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares, Incentive Awards or SARs.

     The Committee may make Stock Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

                                  ARTICLE XIII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
              -----------------------------------------------------

     No Option or SAR shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate issued to evidence shares of Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XIV
                               GENERAL PROVISIONS

14.01.    EFFECT  ON  EMPLOYMENT  AND  SERVICE
          ------------------------------------

          Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.    UNFUNDED  PLAN
          --------------

          This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.    RULES  OF  CONSTRUCTION
          -----------------------

          Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                   ARTICLE XV
                                    AMENDMENT
                                    ---------

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII), materially modifies the requirements as to eligibility for participation in the Plan or provides for the repricing of Options. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share Award, Option, SAR, or Incentive Award outstanding at the time such amendment is made.

                            HERSHA HOSPITALITY TRUST
                               2004 INCENTIVE PLAN

                                  ARTICLE XVI
                                DURATION OF PLAN
                                ----------------

     No Stock Award, Performance Share Award, Option, SAR, or Incentive Award may be granted under this Plan after December 31, 2013. Stock Awards, Performance Share awards, Options, SARs, and Incentive Awards granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XVII
                             EFFECTIVE DATE OF PLAN
                             ----------------------

     Options, SARs, Stock Awards, Performance Shares and Incentive Awards may be granted under this Plan upon its adoption by the Board; provided that, this Plan shall not be effective unless this Plan is approved by the unanimous consent of the Company's shareholders or by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present, before June 30, 2004.

PROXY                                                                      PROXY

                            HERSHA HOSPITALITY TRUST
                          NEW CUMBERLAND, PENNSYLVANIA

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004

     The undersigned hereby appoints Hasu P. Shah and Ashish R. Parikh, or either of them, with full power of substitution in each, to vote all shares of the undersigned in Hersha Hospitality Trust, at the annual meeting of shareholders to be held on Thursday, May 27, 2004, at the Hampton Inn Hotel at 501 West Edgar Road, Linden, New Jersey at 10:00 a.m., Eastern Standard Time, and at any and all adjournments thereof.

1.   ELECTION OF TRUSTEES

           [ ]  FOR  ALL       [ ]  WITHHOLD  ALL       [ ]  FOR  ALL  EXCEPT

     Nominees:  Thomas  S.  Capello,  Donald  J.  Landry,  William  Lehr,  Jr.

     INSTRUCTION:  TO  WITHHOLD AUTHORITY TO VOTE FOR ANY SUCH NOMINEE(S), WRITE
     THE  NAME(S)  OF  THE  NOMINEE(S)  IN  THE  SPACE  PROVIDED  BELOW.

     ---------------------------------------------------------------------------

2.   APPROVAL OF 2004 EQUITY INCENTIVE PLAN

           [ ]  FOR             [ ]  AGAINST            [ ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

     This Proxy is solicited on behalf of the Board of Trustees. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE 2004 EQUITY INCENTIVE PLAN AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.


                                     Dated                       ,  2004
                                          -----------------------

                                     --------------------------------------
                                     Signature

                                     PLEASE SIGN NAME EXACTLY AS IT APPEARS ON
                                     THE SHARE CERTIFICATE. ONLY ONE OF SEVERAL
                                     JOINT OWNERS OR CO-OWNERS NEED SIGN.
                                     FIDUCIARIES SHOULD GIVE FULL TITLE.


  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.